EXHIBIT 32(b)

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 of Citizens Holding Company (the “Company”), as filed with the Securities Exchange Commission on the date hereof (the “Quarterly Report”), I, Robert T. Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(4)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2004	/s/ Robert T. Smith
Robert T. Smith
Chief Financial Officer